===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              CLARUS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

Contacts:
Kevin Acocella                                                  Matthew Sherman
Clarus Corporation                       Joele Frank, Wilkinson Brimmer Katcher
(770) 291-5329                                                   (212) 355-4449
Investor_Relations@claruscorp.com


                    CLARUS HIRES U.S. BANCORP PIPER JAFFRAY
                              AS FINANCIAL ADVISOR

 Company Committed To Exploring All Alternatives To Maximize Stockholder Value

Atlanta - May 9, 2002 - Clarus Corporation (NASDAQ: CLRS) announced today that it has retained investment banking firm U.S. Bancorp Piper Jaffray to assist the Clarus Board of Directors and management in exploring strategic alternatives to maximize value for all Clarus stockholders.

Steve Jeffery, Chairman and Chief Executive Officer of Clarus, said, "We are pleased to have engaged U.S. Bancorp Piper Jaffray, recognized for its strength in the technology industry, to assist our Board and management team in reviewing strategic alternatives for the Company. Piper Jaffray has participated in numerous financial transactions for our company in recent years and knows Clarus well. Clarus is currently in preliminary discussions regarding a potential value-enhancing strategic transaction and Piper Jaffray's expertise and experience will be instrumental in this process. We are fully committed to exploring all alternatives designed to maximize value for our stockholders and today's announcement is a major step forward toward delivering that value."

As previously announced on April 24, 2002, the Clarus Board authorized the engagement of a financial advisor to explore a variety of strategic alternatives, including, among others, the evaluation of strategic partners that would enable Clarus to more rapidly achieve its growth and scale objectives and to become part of a larger organization with substantial critical mass and a more expansive platform.

About Clarus

Atlanta-based Clarus Corporation (www.claruscorp.com) delivers applications that help companies dramatically reduce costs by driving the inefficiencies out of the end-to-end procurement process - from sourcing, to procurement, to settlement. The Clarus solutions are designed for rapid production deployment at the lowest total cost of ownership. Clarus products are built exclusively on the Microsoft.NET platform, making them easy to implement, manage, and integrate with existing IT infrastructures. Clarus solutions have garnered many prestigious awards, including Microsoft's 2000 Global eCommerce Solution of the Year. Clarus solutions are deployed globally at customer sites including:
BarclaysB2B, the Burlington Northern and Santa Fe Railway Company, Cox Enterprises, MasterCard International, Union Pacific Corporation, Smurfit-Stone Container Corporation, Parsons Brinckerhoff, and Wachovia Corporation.



                                    - more -

In connection with its upcoming Annual Meeting of Stockholders, the Company filed a definitive proxy statement with the Securities Exchange Commission (the "SEC") on April 29, 2002. CLARUS STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies from Clarus stockholders is contained in the definitive proxy statement. Investors and security holders may obtain a free copy of the definitive proxy statement, any amendments thereto and other documents filed by Clarus with the SEC for free at the SEC's Internet website at www.sec.gov. Stockholders of Clarus may also obtain free copies of the definitive proxy statement and other documents filed by Clarus in connection with the Annual Meeting by directing a request to: Clarus Corporation at 3970 Johns Creek Court, Suwanee, Georgia 30024, Attention: Kevin Acocella, email:
InvestorRelations@claruscorp.com.

This release contains certain forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Information in this letter includes our beliefs, hopes, expectations, intentions and strategies relating to our future results. Assumptions relating to forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Actual results could differ materially from those projected in the forward-looking statement as a result of certain risks, including the risk that we may not achieve the future financial and strategic results currently anticipated, that we may not enhance stockholder value as currently anticipated or that we may not complete a strategic transaction with a party with whom we are currently in discussions. We cannot guarantee our future performance. There can be no assurance that any transaction will result from our review of strategic alternatives or from our retention of U.S. Bancorp Piper
Jaffray.   All forward-looking statements contained in this letter are based on information available as of the date of this letter and we assume no obligation to update the forward-looking statements contained herein.

                                     # # #